Exhibit 4.1

CONFORMED COPY

AVISTA CORPORATION

TO

CITIBANK, N.A.

As Successor Trustee under

Mortgage and Deed of Trust,

dated as of June 1, 1939

Fifty-second Supplemental Indenture

Providing certain amendments to said

Mortgage and Deed of Trust

Dated as of August 1, 2011

CONFORMED COPY

FIFTY-SECOND SUPPLEMENTAL INDENTURE

THIS INDENTURE, dated as of the 1st day of August, 2011, between AVISTA CORPORATION (formerly known as The Washington Water Power Company), a corporation of the State of Washington, whose post office address is 1411 East Mission Avenue, Spokane, Washington 99202 (the “Company”), and CITIBANK, N.A., formerly First National City Bank (successor by merger to First National City Trust Company, formerly City Bank Farmers Trust Company), a national banking association incorporated and existing under the laws of the United States of America, whose post office address is 388 Greenwich Street, 14th Floor, New York, New York 10013 (the “Trustee”), as Trustee under the Mortgage and Deed of Trust, dated as of June 1, 1939 (the “Original Mortgage”), executed and delivered by the Company to secure the payment of bonds issued or to be issued under and in accordance with the provisions thereof, this indenture (the “Fifty-second Supplemental Indenture”) being supplemental to the Original Mortgage, as heretofore supplemented and amended.

WHEREAS pursuant to a written request of the Company made in accordance with Section 103 of the Original Mortgage, Francis M. Pitt (then Individual Trustee under the Mortgage, as supplemented) ceased to be a trustee thereunder on July 23, 1969, and all of his powers as Individual Trustee have devolved upon the Trustee and its successors alone; and

WHEREAS by the Original Mortgage the Company covenanted that it would execute and deliver such further instruments and do such further acts as might be necessary or proper to carry out more effectually the purposes of the Original Mortgage and to make subject to the lien of the Original Mortgage any property thereafter acquired intended to be subject to the lien thereof; and

WHEREAS the Company has heretofore executed and delivered, in addition to the Original Mortgage, the indentures supplemental thereto, and has issued the series of bonds, set forth in Exhibit A hereto (the Original Mortgage, as supplemented and amended by the First through Fifty-first Supplemental Indentures, being herein sometimes called the “Mortgage”); and

WHEREAS the Original Mortgage and the First through Forty-seventh Supplemental Indentures have been appropriately filed or recorded in various official records in the States of Washington, Idaho, Montana and Oregon, as set forth in the First through Forty-eighth Supplemental Indentures and the Instrument of Further Assurance, dated December 15, 2001, hereinafter referred to; and

WHEREAS the Forty-eighth Supplemental Indenture, the Forty-ninth Supplemental Indenture, the Fiftieth Supplemental Indenture, each dated as of December 1, 2010, and the Fifty-first Supplemental Indenture, dated as of February 1, 2011, have been appropriately filed or recorded in the States of Washington, Idaho, Montana and Oregon, as set forth in Exhibit B hereto; and

CONFORMED COPY

WHEREAS for the purpose of confirming or perfecting the lien of the Mortgage on certain of its properties, the Company has heretofore executed and delivered a Short Form Mortgage and Security Agreement, in multiple counterparts dated as of various dates in 1992, and such instrument has been appropriately filed or recorded in the various official records in the States of Montana and Oregon; and

WHEREAS for the purpose of confirming or perfecting the lien of the Mortgage on certain of its properties, the Company has heretofore executed and delivered an Instrument of Further Assurance, dated as of December 15, 2001, and such instrument has been appropriately filed or recorded in the various official records in the States of Washington, Idaho, Montana and Oregon; and

WHEREAS in addition to the property described in the Mortgage the Company has acquired certain other property, rights and interests in property; and

WHEREAS Section 120 of the Original Mortgage, as heretofore amended, provides that, without the consent of any holders of bonds, the Company and the Trustee, at any time and from time to time, may enter into indentures supplemental to the Original Mortgage for various purposes set forth therein, including, without limitation, to cure ambiguities or correct defective or inconsistent provisions or to make other changes therein that shall not adversely affect the interests of the holders of bonds of any series in any material respect or to establish the form or terms of bonds of any series as contemplated by Article II; and

WHEREAS the Company now desires to amend Section 25 of the Original Mortgage, as heretofore amended, to reduce the bonding ratio set forth therein from seventy per centum (70%) to sixty-six and two-thirds per centum (66-2/3%) and to make corresponding changes, all as set forth on Exhibit D hereto; and

WHEREAS the execution and delivery by the Company of this Fifty-second Supplemental Indenture has been duly authorized by the Board of Directors of the Company by appropriate Resolutions of said Board of Directors; and all things necessary to make this Fifty-second Supplemental Indenture a valid, binding and legal instrument have been performed;

CONFORMED COPY

NOW, THEREFORE, THIS INDENTURE WITNESSETH: That the Company, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, hereby confirms the estate, title and rights of the Trustee (including, without limitation, the lien of the Mortgage on the property of the Company subjected thereto, whether now owned or hereafter acquired) held as security for the payment of both the principal of and interest and premium, if any, on the bonds from time to time issued under the Mortgage according to their tenor and effect and the performance of all the provisions of the Mortgage and of such bonds, and, without limiting the generality of the foregoing, hereby confirms the grant, bargain, sale, release, conveyance, assignment, transfer, mortgage, pledge, setting over and confirmation unto the Trustee, contained in the Mortgage, of all the following described properties of the Company, whether now owned or hereafter acquired, namely:

All of the property, real, personal and mixed, of every character and wheresoever situated (except any hereinafter or in the Mortgage expressly excepted) which the Company now owns or, subject to the provisions of Section 87 of the Original Mortgage, may hereafter acquire prior to the satisfaction and discharge of the Mortgage, as fully and completely as if herein or in the Mortgage specifically described, and including (without in anywise limiting or impairing by the enumeration of the same the scope and intent of the foregoing or of any general description contained in Mortgage) all lands, real estate, easements, servitudes, rights of way and leasehold and other interests in real estate; all rights to the use or appropriation of water, flowage rights, water storage rights, flooding rights, and other rights in respect of or relating to water; all plants for the generation of electricity, power houses, dams, dam sites, reservoirs, flumes, raceways, diversion works, head works, waterways, water works, water systems, gas plants, steam heat plants, hot water plants, ice or refrigeration plants, stations, substations, offices, buildings and other works and structures and the equipment thereof and all improvements, extensions and additions thereto; all generators, machinery, engines, turbines, boilers, dynamos, transformers, motors, electric machines, switchboards, regulators, meters, electrical and mechanical appliances, conduits, cables, pipes and mains; all lines and systems for the transmission and distribution of electric current, gas, steam heat or water for any purpose; all towers, mains, pipes, poles, pole lines, conduits, cables, wires, switch racks, insulators, compressors, pumps, fittings, valves and connections; all motor vehicles and automobiles; all tools, implements, apparatus, furniture, stores, supplies and equipment; all franchises (except the Company’s franchise to be a corporation), licenses, permits, rights, powers and privileges; and (except as hereinafter or in the Mortgage expressly excepted) all the right, title and interest of the Company in and to all other property of any kind or nature.

The property so conveyed or intended to be so conveyed under the Mortgage shall include, but shall not be limited to, the property set forth in Exhibit C hereto, the particular description of which is intended only to aid in the identification thereof and shall not be construed as limiting the force, effect and scope of the foregoing.

TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in anywise appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Section 57 of the Original Mortgage) the tolls, rents, revenues, issues, earnings, income, product and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property and franchises and every part and parcel thereof.

CONFORMED COPY

THE COMPANY HEREBY CONFIRMS that, subject to the provisions of Section 87 of the Original Mortgage, all the property, rights, and franchises acquired by the Company after the date thereof (except any hereinbefore or hereinafter or in the Mortgage expressly excepted) are and shall be as fully embraced within the lien of the Mortgage as if such property, rights and franchises had been owned by the Company at the date of the Original Mortgage and had been specifically described therein.

PROVIDED THAT the following were not and were not intended to be then or now or hereafter granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed under the Mortgage and were, are and shall be expressly excepted from the lien and operation of the Mortgage namely: (l) cash, shares of stock and obligations (including bonds, notes and other securities) not hereafter specifically pledged, paid, deposited or delivered under the Mortgage or covenanted so to be; (2) merchandise, equipment, materials or supplies held for the purpose of sale in the usual course of business or for consumption in the operation of any properties of the Company; (3) bills, notes and accounts receivable, and all contracts, leases and operating agreements not specifically pledged under the Mortgage or covenanted so to be; (4) electric energy and other materials or products generated, manufactured, produced or purchased by the Company for sale, distribution or use in the ordinary course of its business; and (5) any property heretofore released pursuant to any provisions of the Mortgage and not heretofore disposed of by the Company; provided, however, that the property and rights expressly excepted from the lien and operation of the Mortgage in the above subdivisions (2) and (3) shall (to the extent permitted by law) cease to be so excepted in the event that the Trustee or a receiver or trustee shall enter upon and take possession of the Mortgaged and Pledged Property in the manner provided in Article XII of the Original Mortgage by reason of the occurrence of a Completed Default as defined in said Article XII.

TO HAVE AND TO HOLD all such properties, real, personal and mixed, granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed by the Company in the Mortgage as aforesaid, or intended so to be, unto the Trustee, and its successors, heirs and assigns forever.

IN TRUST NEVERTHELESS, for the same purposes and upon the same terms, trusts and conditions and subject to and with the same provisos and covenants as set forth in the Mortgage, this Fifty-second Supplemental Indenture being supplemental to the Mortgage.

CONFORMED COPY

AND IT IS HEREBY FURTHER CONFIRMED by the Company that all the terms, conditions, provisos, covenants and provisions contained in the Mortgage shall affect and apply to the property in the Mortgage described and conveyed, and to the estates, rights, obligations and duties of the Company and the Trustee and the beneficiaries of the trust with respect to said property, and to the Trustee and its successors in the trust, in the same manner and with the same effect as if the said property had been owned by the Company at the time of the execution of the Original Mortgage, and had been specifically and at length described in and conveyed to said Trustee by the Original Mortgage as a part of the property therein stated to be conveyed.

The Company further covenants and agrees to and with the Trustee and its successor or successors in such trust under the Mortgage, as follows:

ARTICLE I

Amendments to Original Mortgage

(as heretofore amended)

SECTION 1. The Original Mortgage, as heretofore amended, is hereby further amended as set forth on Exhibit D hereto.

ARTICLE II

Miscellaneous Provisions

SECTION 1. The terms defined in the Original Mortgage shall, for all purposes of this Fifty-second Supplemental Indenture, have the meanings specified in the Original Mortgage.

SECTION 2. The Trustee hereby confirms its acceptance of the trusts in the Original Mortgage declared, provided, created or supplemented and agrees to perform the same upon the terms and conditions in the Original Mortgage set forth, including the following:

The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Fifty-second Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely. Each and every term and condition contained in Article XVI of the Original Mortgage shall apply to and form part of this Fifty-second Supplemental Indenture with the same force and effect as if the same were herein set forth in full, with such omissions, variations and insertions, if any, as may be appropriate to make the same conform to the provisions of this Fifty-second Supplemental Indenture.

SECTION 3. Whenever in this Fifty-second Supplemental Indenture either of the parties hereto is named or referred to, this shall, subject to the provisions of Articles XV and XVI of the Original Mortgage be deemed to include the successors and assigns of such party, and all the covenants and agreements in this Fifty-second Supplemental Indenture contained by or on behalf of the Company, or by or on behalf of the Trustee, or either of them, shall, subject as aforesaid, bind and inure to the respective benefits of the respective successors and assigns of such parties, whether so expressed or not.

CONFORMED COPY

SECTION 4. Nothing in this Fifty-second Supplemental Indenture, expressed or implied, is intended, or shall be construed, to confer upon, or to give to, any person, firm or corporation, other than the parties hereto and the holders of the bonds and coupons Outstanding under the Mortgage, any right, remedy or claim under or by reason of this Fifty-second Supplemental Indenture or any covenant, condition, stipulation, promise or agreement hereof, and all the covenants, conditions, stipulations, promises and agreements in this Fifty-second Supplemental Indenture contained by or on behalf of the Company shall be for the sole and exclusive benefit of the parties hereto, and of the holders of the bonds and of the coupons Outstanding under the Mortgage.

SECTION 5. This Fifty-second Supplemental Indenture shall be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

SECTION 6. The titles of the several Articles of this Fifty-second Supplemental Indenture shall not be deemed to be any part thereof.

CONFORMED COPY

IN WITNESS WHEREOF, on the 16th day of August, 2011, AVISTA CORPORATION has caused its corporate name to be hereunto affixed, and this instrument to be signed and sealed by its President or one of its Vice Presidents, and its corporate seal to be attested by its Corporate Secretary or one of its Assistant Corporate Secretaries for and in its behalf, all in The City of Spokane, Washington, as of the day and year first above written; and on the 16th day of August, 2011, CITIBANK, N.A., has caused its corporate name to be hereunto affixed, and this instrument to be signed and sealed by its President or one of its Vice Presidents or one of its Senior Trust Officers or one of its Trust Officers and its corporate seal to be attested by one of its Vice Presidents or one of its Trust Officers, all in The City of New York, New York, as of the day and year first above written.

AVISTA CORPORATION

By:	/s/ Mark T. Thies
Name: Mark T. Thies
Title: Senior Vice President and Chief Financial Officer

Attest:

/s/ Susan Y. Fleming
Name: Susan Y. Fleming Title: Assistant Corporate Secretary

Executed, sealed and delivered by AVISTA CORPORATION in the presence of:

/s/ Ryan L. Krasselt
Name: Ryan L. Krasselt Title: Director of Finance

/s/ Damien T. Lysiak
Name: Damien T. Lysiak Title: Treasury Analyst

CONFORMED COPY

CITIBANK, N.A., AS TRUSTEE

By:	/s/ Wafaa Orfy
Name: Wafaa Orfy
Title: Vice President

Attest:

/s/ Louis Piscitelli
Name: Louis Piscitelli
Title: Vice President

Executed, sealed and delivered
by CITIBANK, N.A.,	CITI BANK
as trustee, in the presence of:

/s/ John Hannon
Name: John Hannon

/s/ Cirino Emanuele
Name: Cirino Emanuele

CONFORMED COPY

STATE OF WASHINGTON	)
) ss.:
COUNTY OF SPOKANE	)

On the 16th day of August, 2011, before me personally appeared Mark T. Thies, to me known to be a Senior Vice President and the Chief Financial Officer of AVISTA CORPORATION, one of the corporations that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said Corporation for the uses and purposes therein mentioned and on oath stated that he was authorized to execute said instrument and that the seal affixed is the corporate seal of said Corporation.

On the 16th day of August, 2011, before me, a Notary Public in and for the State and County aforesaid, personally appeared Mark T. Thies, known to me to be a Senior Vice President and the Chief Financial Officer of AVISTA CORPORATION, one of the corporations that executed the within and foregoing instrument and acknowledged to me that such Corporation executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

/s/ Rae An Cornell
Notary Public

RAE AN CORNELL
Notary Public
State Of Washington Commission Expires January 29, 2014

CONFORMED COPY

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the 10th day of August, 2011, before me personally appeared Wafaa Orfy, to me known to be a Vice President of CITIBANK, N.A., one of the corporations that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said Corporation for the uses and purposes therein mentioned and on oath stated that he was authorized to execute said instrument and that the seal affixed is the corporate seal of said Corporation.

On the 10th day of August, 2011, before me, a Notary Public in and for the State and County aforesaid, personally appeared Wafaa Orfy, known to me to be a Vice President of CITIBANK, N.A., one of the corporations that executed the within and foregoing instrument and acknowledged to me that such Corporation executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

/s/ Noreen Iris Santos
Notary Public

NOREEN IRIS SANTOS
Notary Public, State Of New York
Registration #01SA6228750
Qualified in Nassau County
Commission Expires Sept. 27, 2014

CONFORMED COPY

EXHIBIT A

MORTGAGE, SUPPLEMENTAL INDENTURES

AND SERIES OF BONDS

MORTGAGE OR SUPPLEMENTAL INDENTURE	DATED AS OF	SERIES		PRINCIPAL AMOUNT ISSUED	PRINCIPAL AMOUNT OUTSTANDING
		NO.	DESIGNATION
Original	June 1, 1939	1	3-1/2% Series due 1964	$22,000,000	None

First	October 1, 1952	2	3-3/4% Series due 1982	30,000,000	None

Second	May 1, 1953	3	3-7/8% Series due 1983	10,000,000	None

Third	December 1, 1955		None

Fourth	March 15, 1957		None

Fifth	July 1, 1957	4	4-7/8% Series due 1987	30,000,000	None

Sixth	January 1, 1958	5	4-1/8% Series due 1988	20,000,000	None

Seventh	August 1, 1958	6	4-3/8% Series due 1988	15,000,000	None

Eighth	January 1, 1959	7	4-3/4% Series due 1989	15,000,000	None

Ninth	January 1, 1960	8	5-3/8% Series due 1990	10,000,000	None

Tenth	April 1, 1964	9	4-5/8% Series due 1994	30,000,000	None

Eleventh	March 1 ,1965	10	4-5/8% Series due 1995	10,000,000	None

Twelfth	May 1, 1966		None

Thirteenth	August 1, 1966	11	6 % Series due 1996	20,000,000	None

Fourteenth	April 1, 1970	12	9-1/4% Series due 2000	20,000,000	None

Fifteenth	May 1, 1973	13	7-7/8% Series due 2003	20,000,000	None

Sixteenth	February 1, 1975	14	9-3/8% Series due 2005	25,000,000	None

Seventeenth	November 1, 1976	15	8-3/4% Series due 2006	30,000,000	None

CONFORMED COPY

MORTGAGE OR SUPPLEMENTAL INDENTURE	DATED AS OF	SERIES		PRINCIPAL AMOUNT ISSUED	PRINCIPAL AMOUNT OUTSTANDING
		NO.	DESIGNATION
Eighteenth	June 1, 1980		None

Nineteenth	January 1, 1981	16	14-1/8% Series due 1991	40,000,000	None

Twentieth	August 1, 1982	17	15-3/4% Series due 1990-1992	60,000,000	None

Twenty-First	September 1, 1983	18	13-1/2% Series due 2013	60,000,000	None

Twenty-Second	March 1, 1984	19	13-1/4% Series due 1994	60,000,000	None

Twenty-Third	December 1, 1986	20	9-1/4% Series due 2016	80,000,000	None

Twenty-Fourth	January 1, 1988	21	10-3/8% Series due 2018	50,000,000	None

Twenty-Fifth	October 1, 1989	22	7-1/8% Series due 2013	66,700,000	None
		23	7-2/5% Series due 2016	17,000,000	None

Twenty-Sixth	April 1, 1993	24	Secured Medium-Term Notes, Series A ($250,000,000 authorized)	250,000,000	43,000,000

Twenty-Seventh	January 1, 1994	25	Secured Medium-Term Notes, Series B ($250,000,000 authorized)	161,000,000	None

Twenty-Eighth	September 1, 2001	26	Collateral Series due 2002	220,000,000	None

Twenty-Ninth	December 1, 2001	27	7.75% Series due 2007	150,000,000	None

Thirtieth	May 1, 2002	28	Collateral Series due 2003	225,000,000	None

Thirty-first	May 1, 2003	29	Collateral Series due 2004	245,000,000	None

Thirty-second	September 1, 2003	30	6.125% Series due 2013	45,000,000	None

CONFORMED COPY

MORTGAGE OR SUPPLEMENTAL INDENTURE	DATED AS OF	SERIES		PRINCIPAL AMOUNT ISSUED	PRINCIPAL AMOUNT OUTSTANDING
		NO.	DESIGNATION
Thirty-third	May 1, 2004	31	Collateral Series due 2005	350,000,000	None

Thirty-fourth	November 1, 2004	32	5.45% Series due 2019	90,000,000	90,000,000

Thirty-fifth	December 1, 2004	33	Collateral Series 2004A	88,850,000	25,000,000

Thirty-sixth	December 1, 2004	34	Collateral Series 2004B	66,700,000	None
		35	Collateral Series 2004C	17,000,000	None

Thirty-seventh	December 1, 2004	36	Collateral Series 2004D	350,000,000	None

Thirty-eighth	May 1, 2005	37	Collateral Series 2005B	66,700,000	None
		38	Collateral Series 2005C	17,000,000	None
Thirty-ninth	November 1, 2005	39	6.25% Series due 2035	100,000,000	100,000,000
				50,000,000	50,000,000

Fortieth	April 1, 2006	40	Collateral Series due 2011	320,000,000	None

Forty-first	December 1, 2006	41	5.70% Series due 2037	150,000,000	150,000,000

Forty-second	April 1, 2008	42	5.95% Series due 2018	250,000,000	250,000,000

Forty-third	November 1, 2008	43	Collateral Series 2008A	200,000,000	None

Forty-fourth	December 1, 2008	44	7.25% Series due 2013	30,000,000	None

Forty-fifth	December 1, 2008	45	Collateral Series 2008B	17,000,000	None

Forty-sixth	September 1, 2009	46	5.125% Series due 2022	250,000,000	250,000,000

Forty-seventh	September 1, 2009	47	Collateral Series 2009A	75,000,000	None

CONFORMED COPY

MORTGAGE OR SUPPLEMENTAL INDENTURE	DATED AS OF	SERIES		PRINCIPAL AMOUNT ISSUED	PRINCIPAL AMOUNT OUTSTANDING
		NO.	DESIGNATION
Forty-eighth	December 1, 2010	48	Collateral Series 2010A	66,700,000	66,700,000

		49	Collateral Series 2010B	17,000,000	17,000,000

Forty-ninth	December 1, 2010	50	3.89% Series due 2020	52,000,000	52,000,000

		51	5.55% Series due 2040	35,000,000	35,000,000

Fiftieth	December 1, 2010	52	1.68% Series due 2013	50,000,000	50,000,000

Fifty-first	February 1, 2011	53	Collateral Series 2011A	400,000,000	400,000,000

CONFORMED COPY

EXHIBIT B-1

FILING AND RECORDING OF

FORTY-EIGHTH SUPPLEMENTAL INDENTURE

FILING IN STATE OFFICES
State	Office of	Date	Financing Statement Document Number
Washington	Secretary of State	1/26/11	2011-026-8681-3
Idaho	Secretary of State	1/26/11	B201110884539
Montana	Secretary of State	1/26/11	5814233649
Oregon	Secretary of State	2/7/11	8718041

RECORDING IN COUNTY OFFICES

County	Office of	Real Estate Mortgage Records				Financing Statement Document Number
		Date	Document Number	Book	Page
Washington
Adams	Auditor	1/24/11	296972	N/A	N/A	N/A
Asotin	Auditor	1/24/11	322921	N/A	N/A	N/A
Benton	Auditor	1/24/11	2011-002671	N/A	N/A	N/A
Douglas	Auditor	1/24/11	3149247	N/A	N/A	N/A
Ferry	Auditor	1/24/11	277851	N/A	N/A	N/A
Franklin	Auditor	1/24/11	1761729	N/A	N/A	N/A
Garfield	Auditor	1/26/11	20110032	N/A	N/A	N/A
Grant	Auditor	2/7/11	1282234	N/A	N/A	N/A
Klickitat	Auditor	1/24/11	1091802	N/A	N/A	N/A
Lewis	Auditor	1/24/11	3357179	N/A	N/A	N/A
Lincoln	Auditor	1/24/11	2011-0457249	103	1629	N/A
Pend Oreille	Auditor	1/24/11	20110307614	N/A	N/A	N/A
Skamania	Auditor	1/24/11	2011177543	N/A	N/A	N/A
Spokane	Auditor	1/28/11	5974473	N/A	N/A	N/A
Stevens	Auditor	1/24/11	2011 0000545	N/A	N/A	N/A
Thurston	Auditor	2/3/11	4196037	N/A	N/A	N/A
Whitman	Auditor	1/24/11	703024	N/A	N/A	N/A

B-1-16

CONFORMED COPY

RECORDING IN COUNTY OFFICES

County	Office of	Real Estate Mortgage Records				Financing Statement Document Number
		Date	Document Number	Book	Page
Idaho
Benewah	Recorder	1/24/11	259252	N/A	N/A	N/A
Bonner	Recorder	1/24/11	804978	N/A	N/A	N/A

Idaho (cont.)
Boundary	Recorder	1/24/11	249147	N/A	N/A	N/A
Clearwater	Recorder	1/24/11	216073	N/A	N/A	N/A
Idaho	Recorder	1/24/11	476709	N/A	N/A	N/A
Kootenai	Recorder	1/24/11	2299912000	N/A	N/A	N/A
Latah	Recorder	1/24/11	542441	N/A	N/A	N/A
Lewis	Recorder	1/24/11	139117	N/A	N/A	N/A
Nez Perce	Recorder	1/24/11	788181	N/A	N/A	N/A
Shoshone	Recorder	1/24/11	461214	N/A	N/A	N/A

Montana
Big Horn	Clerk & Recorder	1/25/11	343779	114	635	N/A
Broadwater	Clerk & Recorder	1/24/11	164831	134	922	N/A
Golden Valley	Clerk & Recorder	1/24/11	80598	M	15178	N/A
Meagher	Clerk & Recorder	1/24/11	138065	N/A	N/A	N/A
Mineral	Clerk & Recorder	1/24/11	107543	N/A	N/A	N/A
Rosebud	Clerk & Recorder	1/25/11	108032	131	565	N/A
Sanders	Clerk & Recorder	1/24/11	71395	N/A	N/A	N/A
Stillwater	Clerk & Recorder	1/24/11	346627	N/A	N/A	N/A
Treasure	Clerk & Recorder	1/24/11	81362	19	671	N/A
Wheatland	Clerk & Recorder	1/24/11	106729	M	22722	N/A
Yellowstone	Clerk & Recorder	1/24/11	3577660	N/A	N/A	N/A

Oregon
Douglas	Recorder	1/24/11	2011-002241	N/A	N/A	N/A
Jackson	Recorder	1/24/11	2011-002843	N/A	N/A	N/A
Josephine	Recorder	1/25/11	2011-001072	N/A	N/A	N/A
Klamath	Recorder	1/25/11	2011-000891	N/A	N/A	N/A
Morrow	Recorder	1/24/11	2011-27506	N/A	N/A	N/A

B-1-17

CONFORMED COPY

RECORDING IN COUNTY OFFICES

County	Office of	Real Estate Mortgage Records				Financing Statement Document Number
		Date	Document Number	Book	Page
Union	Recorder	1/25/11	20110279	N/A	N/A	N/A
Wallowa	Recorder	1/25/11	64846	N/A	N/A	N/A

B-1-18

CONFORMED COPY

EXHIBIT B-2

FILING AND RECORDING OF

FORTY-NINTH SUPPLEMENTAL INDENTURE

FILING IN STATE OFFICES

State	Office of	Date	Financing Statement Document Number
Washington	Secretary of State	1/31/11	2011-033-0419-8
Idaho	Secretary of State	1/31/11	B 2011-1088660-4
Montana	Secretary of State	1/31/11	581478700
Oregon	Secretary of State	2/11/11	8719778

RECORDING IN COUNTY OFFICES

County	Office of	Real Estate Mortgage Records				Financing Statement Document Number
		Date	Document Number	Book	Page
Washington
Adams	Auditor	2/7/11	297111	N/A	N/A	N/A
Asotin	Auditor	2/7/11	323152	N/A	N/A	N/A
Benton	Auditor	2/8/11	2011-004294	N/A	N/A	N/A
Douglas	Auditor	2/7/11	3149591	N/A	N/A	N/A
Ferry	Auditor	2/7/11	277916	N/A	N/A	N/A
Franklin	Auditor	2/7/11	1762389	N/A	N/A	N/A
Garfield	Auditor	2/7/11	20110049	N/A	N/A	N/A
Grant	Auditor	2/7/11	1282301	N/A	N/A	N/A
Klickitat	Auditor	2/8/11	1092008	N/A	N/A	N/A
Lewis	Auditor	2/7/11	3357891	N/A	N/A	N/A
Lincoln	Auditor	2/7/11	2011 0457354	103	2065	N/A
Pend Oreille	Auditor	2/7/11	20110307737	N/A	N/A	N/A
Skamania	Auditor	2/7/11	2011177642	N/A	N/A	N/A
Spokane	Auditor	2/7/11	5977474	N/A	N/A	N/A
Stevens	Auditor	2/7/11	2011 0000961	N/A	N/A	N/A
Thurston	Auditor	2/8/11	4196708	N/A	N/A	N/A

B-2-19

CONFORMED COPY

RECORDING IN COUNTY OFFICES

County	Office of	Real Estate Mortgage Records				Financing Statement Document Number
		Date	Document Number	Book	Page
Whitman	Auditor	2/7/11	703248	N/A	N/A	N/A

Idaho
Benewah	Recorder	2/14/11	259373	N/A	N/A	N/A
Bonner	Recorder	2/7/11	805592	N/A	N/A	N/A
Boundary	Recorder	2/7/11	249293	N/A	N/A	N/A

Idaho (cont.)
Clearwater	Recorder	2/7/11	216155	N/A	N/A	N/A
Idaho	Recorder	2/7/11	476859	N/A	N/A	N/A
Kootenai	Recorder	2/7/11	2301833000	N/A	N/A	N/A
Latah	Recorder	2/7/11	542728	N/A	N/A	N/A
Lewis	Recorder	2/7/11	139172	N/A	N/A	N/A
Nez Perce	Recorder	2/7/11	788729	N/A	N/A	N/A
Shoshone	Recorder	2/7/11	461383	N/A	N/A	N/A

Montana
Big Horn	Clerk & Recorder	2/8/11	343834	114	865	N/A
Broadwater	Clerk & Recorder	2/7/11	164916	135	249	N/A
Golden Valley	Clerk & Recorder	2/8/11	80616	M	15240	N/A
Meagher	Clerk & Recorder	2/7/11	138094	N/A	N/A	N/A
Mineral	Clerk & Recorder	2/7/11	107601	N/A	N/A	N/A
Rosebud	Clerk & Recorder	2/8/11	108091	131	762	N/A
Sanders	Clerk & Recorder	2/7/11	71518	N/A	N/A	N/A
Stillwater	Clerk & Recorder	2/7/11	346784	N/A	N/A	N/A
Treasure	Clerk & Recorder	2/7/11	81379	19	704	N/A
Wheatland	Clerk & Recorder	2/7/11	106755	M	22833	N/A
Yellowstone	Clerk & Recorder	2/7/11	3579107	N/A	N/A	N/A

Oregon
Douglas	Recorder	2/7/11	2011-002889	N/A	N/A	N/A
Jackson	Recorder	2/9/11	2011-004439	N/A	N/A	N/A
Josephine	Recorder	2/8/11	2011-001686	N/A	N/A	N/A

B-2-20

CONFORMED COPY

RECORDING IN COUNTY OFFICES
County	Office of	Real Estate Mortgage Records				Financing Statement Document Number
		Date	Document Number	Book	Page
Klamath	Recorder	2/9/11	2011-001468	N/A	N/A	N/A
Morrow	Recorder	2/7/11	2011-27584	N/A	N/A	N/A
Union	Recorder	2/7/11	20110428	N/A	N/A	N/A
Wallowa	Recorder	2/7/11	64910	N/A	N/A	N/A

B-2-21

CONFORMED COPY

EXHIBIT B-3

FILING AND RECORDING OF

FIFTIETH SUPPLEMENTAL INDENTURE

FILING IN STATE OFFICES
State	Office of	Date	Financing Statement Document Number
Washington	Secretary of State	2/7/11	2011-039-1926-2
Idaho	Secretary of State	2/7/11	B 2011-1088879-7
Montana	Secretary of State	2/7/11	581568043
Oregon	Secretary of State	2/11/11	8721935

RECORDING IN COUNTY OFFICES
County	Office of	Real Estate Mortgage Records				Financing Statement Document Number
		Date	Document Number	Book	Page
Washington
Adams	Auditor	2/7/11	297112	N/A	N/A	N/A
Asotin	Auditor	2/7/11	323153	N/A	N/A	N/A
Benton	Auditor	2/8/11	2011-004295	N/A	N/A	N/A
Douglas	Auditor	2/7/11	3149592	N/A	N/A	N/A
Ferry	Auditor	2/7/11	277917	N/A	N/A	N/A
Franklin	Auditor	2/7/11	1762390	N/A	N/A	N/A
Garfield	Auditor	2/7/11	20110050	N/A	N/A	N/A
Grant	Auditor	2/7/11	1282302	N/A	N/A	N/A
Klickitat	Auditor	2/8/11	1092009	N/A	N/A	N/A
Lewis	Auditor	2/7/11	3357892	N/A	N/A	N/A
Lincoln	Auditor	2/7/11	2011 0457355	103	2101	N/A
Pend Oreille	Auditor	2/7/11	20110307738	N/A	N/A	N/A
Skamania	Auditor	2/7/11	2011177643	N/A	N/A	N/A
Spokane	Auditor	2/7/11	5977475	N/A	N/A	N/A
Stevens	Auditor	2/7/11	2011 0000962	N/A	N/A	N/A
Thurston	Auditor	2/8/11	4196709	N/A	N/A	N/A
Whitman	Auditor	2/7/11	703249	N/A	N/A	N/A

B-3-22

CONFORMED COPY

RECORDING IN COUNTY OFFICES
County	Office of	Real Estate Mortgage Records				Financing Statement Document Number
		Date	Document Number	Book	Page
Idaho
Benewah	Recorder	2/14/11	259374	N/A	N/A	N/A
Bonner	Recorder	2/7/11	805593	N/A	N/A	N/A
Boundary	Recorder	2/7/11	249294	N/A	N/A	N/A
Clearwater	Recorder	2/7/11	216156	N/A	N/A	N/A
Idaho (cont.)
Idaho	Recorder	2/7/11	476860	N/A	N/A	N/A
Kootenai	Recorder	2/7/11	2301834000	N/A	N/A	N/A
Latah	Recorder	2/7/11	542729	N/A	N/A	N/A
Lewis	Recorder	2/7/11	139173	N/A	N/A	N/A
Nez Perce	Recorder	2/7/11	788731	N/A	N/A	N/A
Shoshone	Recorder	2/7/11	461384	N/A	N/A	N/A

Montana
Big Horn	Clerk & Recorder	2/8/11	343835	114	901	N/A
Broadwater	Clerk & Recorder	2/7/11	164917	135	285	N/A
Golden Valley	Clerk & Recorder	2/8/11	80617	M	15276	N/A
Meagher	Clerk & Recorder	2/7/11	138095	N/A	N/A	N/A
Mineral	Clerk & Recorder	2/7/11	107602	N/A	N/A	N/A
Rosebud	Clerk & Recorder	2/8/11	108092	131	798	N/A
Sanders	Clerk & Recorder	2/7/11	71519	N/A	N/A	N/A
Stillwater	Clerk & Recorder	2/7/11	346785	N/A	N/A	N/A
Treasure	Clerk & Recorder	2/7/11	81380	19	740	N/A
Wheatland	Clerk & Recorder	2/7/11	106756	M	22869	N/A
Yellowstone	Clerk & Recorder	2/7/11	3579108	N/A	N/A	N/A

Oregon
Douglas	Recorder	2/7/11	2011-002890	N/A	N/A	N/A
Jackson	Recorder	2/9/11	2011-004440	N/A	N/A	N/A
Josephine	Recorder	2/8/11	2011-001687	N/A	N/A	N/A
Klamath	Recorder	2/9/11	2011-001469	N/A	N/A	N/A
Morrow	Recorder	2/7/11	2011-27585	N/A	N/A	N/A
Union	Recorder	2/7/11	20110429	N/A	N/A	N/A
Wallowa	Recorder	2/7/11	64911	N/A	N/A	N/A

B-3-23

CONFORMED COPY

EXHIBIT B-4

FILING AND RECORDING OF

FIFTY-FIRST SUPPLEMENTAL INDENTURE

FILING IN STATE OFFICES
State	Office of	Date	Financing Statement Document Number
Washington	Secretary of State	3/21/11	2011-081-1884-4
Idaho	Secretary of State	3/31/11	B 2011-1090402-7
Montana	Secretary of State	3/21/11	582035841
Oregon	Secretary of State	3/21/11	8745521

RECORDING IN COUNTY OFFICES
County	Office of	Real Estate Mortgage Records				Financing Statement Document Number
		Date	Document Number	Book	Page
Washington
Adams	Auditor	3/21/11	297473	N/A	N/A	N/A
Asotin	Auditor	3/21/11	323790	N/A	N/A	N/A
Benton	Auditor	3/24/01	2011-008705	N/A	N/A	N/A
Douglas	Auditor	3/21/11	3150526	N/A	N/A	N/A
Ferry	Auditor	3/22/11	278097	N/A	N/A	N/A
Franklin	Auditor	3/21/11	1764120	N/A	N/A	N/A
Garfield	Auditor	3/22/11	20110150	N/A	N/A	N/A
Grant	Auditor	3/22/11	1284205	N/A	N/A	N/A
Klickitat	Auditor	4/1/11	1092677	N/A	N/A	N/A
Lewis	Auditor	3/21/11	3359825	N/A	N/A	N/A
Lincoln	Auditor	3/21/11	2011-0457647	103	3216	N/A
Pend Oreille	Auditor	3/21/11	20110308105	N/A	N/A	N/A
Skamania	Auditor	3/28/11	2011177945	N/A	N/A	N/A
Spokane	Auditor	3/30/11	5989697	N/A	N/A	N/A
Stevens	Auditor	4/5/11	2011-0002373	N/A	N/A	N/A
Thurston	Auditor	4/4/11	4205071	N/A	N/A	N/A
Whitman	Auditor	3/22/11	703888	N/A	N/A	N/A

Idaho
Benewah	Recorder	3/21/11	259574	N/A	N/A	N/A
Bonner	Recorder	3/21/11	807302	N/A	N/A	N/A

B-4-24

CONFORMED COPY

RECORDING IN COUNTY OFFICES
County	Office of	Real Estate Mortgage Records				Financing Statement Document Number
		Date	Document Number	Book	Page
Boundary	Recorder	3/21/11	250076	N/A	N/A	N/A
Idaho (cont.)
Clearwater	Recorder	3/21/11	216456	N/A	N/A	N/A
Idaho	Recorder	3/21/11	477734	N/A	N/A	N/A
Kootenai	Recorder	3/21/11	2306752000	N/A	N/A	N/A
Latah	Recorder	3/21/11	543381	N/A	N/A	N/A
Lewis	Recorder	3/21/11	139282	N/A	N/A	N/A
Nez Perce	Recorder	3/21/11	789902	N/A	N/A	N/A
Shoshone	Recorder	3/21/11	461833	N/A	N/A	N/A

Montana
Big Horn	Clerk & Recorder	3/21/11	343989	115	399	N/A
Broadwater	Clerk & Recorder	3/21/11	165132	136	62	N/A
Golden Valley	Clerk & Recorder	3/21/11	80670	M	15332	N/A
Meagher	Clerk & Recorder	3/22/11	138171	N/A	N/A	N/A
Mineral	Clerk & Recorder	3/21/11	107717	N/A	N/A	N/A
Rosebud	Clerk & Recorder	3/22/11	108235	132	181	N/A
Sanders	Clerk & Recorder	3/21/11	71791	N/A	N/A	N/A
Stillwater	Clerk & Recorder	3/21/11	347172	N/A	N/A	N/A
Treasure	Clerk & Recorder	3/21/11	81421	19	816	N/A
Wheatland	Clerk & Recorder	3/21/11	106827	M	22972	N/A
Yellowstone	Clerk & Recorder	3/21/11	3582598	N/A	N/A	N/A

Oregon
Douglas	Recorder	3/21/11	2011-005153	N/A	N/A	N/A
Jackson	Recorder	3/24/11	2011-009143	N/A	N/A	N/A
Josephine	Recorder	3/22/11	2011-003616	N/A	N/A	N/A
Klamath	Recorder	3/22/11	2011-003856	N/A	N/A	N/A
Morrow	Recorder	3/22/11	2011-27782	N/A	N/A	N/A
Union	Recorder	3/22/11	20110924	N/A	N/A	N/A
Wallowa	Recorder	3/22/11	65160	N/A	N/A	N/A

B-4-25

CONFORMED COPY

EXHIBIT C

PROPERTY ADDITIONS

First

THE ADDITIONAL ELECTRIC SUBSTATIONS AND SUBSTATION SITES OF THE COMPANY, in the State of Washington, including all buildings, structures, towers, poles, equipment, appliances and devices for transforming, converting and distributing electric energy, and the lands of the company on which the same are situated and all of the company’s real estate and interests therein, machinery, equipment, appliances, devices, appurtenances and supplies, franchises, permits and other rights and other property forming a part of said substations or any of them, or used or enjoyed or capable of being used or enjoyed in connection with any thereof, including, but not limited to, the following situated in the State of Washington, to wit:

1.	Spokane County, Washington: “Hillyard 115kV Sub”; Property No. WA-32-083; Grantor: Terryfour, LLC, Merilee Tombari Moser 1994 Trust, and David & Susan Hamer; Portion of Lot 6, All of Lots 7, 8, 9, 10, Block 3, Hillyard Acre Tracts in NE/4, Section 34, Township 26 North, Range 43 East, W.M.

2.	Spokane County, Washington: “Garden Springs 115kV Sub”; Property No. WA-32-054; Grantor: James D. and Carol M. Prather; Portion of SW/4 SE/4 in Section 27, Township 25 North, Range 42 East, W.M.

3.	Spokane County, Washington: “Garden Springs 115kV Sub”; Property No. WA-32-054; Grantor: Jereal L. Hill; Portion of SE/4 in Section 27, Township 25 North, Range 42 East, W.M.

4.	Spokane County, Washington: “Southeast 115kV Sub”; Property No. WA-32-032; Grantor: Richard W. Perednia; Portion of Tracts 22 and 23, Pine Wood Acres in the SE/4 in Section 4, Township 24 North, Range 43 East, W.M.

CONFORMED COPY

Second

THE GAS MANUFACTURING PLANT, REGULATOR AND ODORIZER STATION SITES OF THE COMPANY, in the States of Washington, Idaho and Oregon, including all improvements, gas manufacturing equipment, regulator and odorizer station equipment, general equipment, appliances and devices for distributing natural gas and the lands of the Company on which the same are situated and all of the Company’s real estate and interests therein, machinery, equipment, appliances, devices, appurtenances and supplies, franchises, permits, and other rights and other property, real, personal, or mixed, forming a part of said Plant and Stations or any of them, or used or enjoyed or capable of being used or enjoyed in connection with any thereof, including, but not limited, the following situated in the State of Idaho, to wit:

1.	Kootenai County, Idaho: “Post Falls Gas Regulator Station #216”; Property No. ID-K-205; Grantor: City of Post Falls; Lot 1, Block 2, Covington Commercial Park in NE/4, Section 1, Township 50 North, Range 5 West, B.M.

Third

ADDITIONAL ELECTRIC GENERATING PLANT of the Company, in the State of Washington, including all power houses, buildings, and other works and structures forming a part of or appertaining to said generating plant, or used or enjoyed or capable of being used or enjoyed in conjunction therewith, and all lands of the Company on which the same are situated, and all fuel delivery equipment including gas mains, services, meters, regulatory and general equipment, and all boilers, turbines, generators, control stations and equipment, poles, wires, transformers, switches, and all other property, real, personal and mixed, forming part of or used, occupied or enjoyed in connection with or in anywise appertaining to such generating plant, and all other of the Company’s real estate and interests therein, rights in respect of or relating to fuel, water, machinery, equipment, appurtenances, supplies, franchises, licenses, permits and other rights and other property, real, personal and mixed, forming a part of or appertaining to said generating plant, or used or enjoyed or capable of being used or enjoyed in conjunction therewith, including, but not limited to, the following in the State of Washington, to-wit:

1.	Spokane County, WA: “Boulder Park Small Generation Buffer”; Property No. WA-32-262; Grantor: Avista Development; Parcel Q of Survey in Book 92, Page 15C, located in NW/4 of Section 5, Township 25 North, Range 45 East, W.M.

CONFORMED COPY

Fourth

ADDITIONAL PROTECTION, MITIGATION AND ENHANCEMENT PROPERTY of the Company, in the States of Idaho and Montana, real, personal, or mixed, acquired, constructed and/or installed in, on, under and/or proximate to the Company’s Clark Fork hydroelectric development (including, without limitation, the Cabinet Gorge Hydroelectric Generating Station and the Noxon Rapids Hydroelectric generating Station) for the purpose of protecting and/or enhancing wildlife (including fish and aquatic life), botanical life and/or wetlands, and/or mitigating any harm or damage thereto, and all other property, real, personal or mixed, used or enjoyed or capable of being used or enjoyed in conjunction therewith, including, but not limited to, the following in the State of Montana, to wit:

1.	Sanders County, Montana: “Cabinet Gorge Mitigation”: Property No. MT-35-251; Grantor: Cabinet Gorge RV Park, Inc.; Part of Lot 5, the E/2 E/2 of Lot 4 and the E/2 E/2 NW/4 NE/4, all located in Section 9, Township 26 North, Range 33 West, P.M.M.

CONFORMED COPY

EXHIBIT D

AMENDMENTS TO ORIGINAL MORTGAGE

(as heretofore amended)

The Original Mortgage as heretofore amended, is hereby further amended to reduce the bonding ratio from seventy per centum (70%) to sixty-six and two-thirds (66-2/3%) and to make corresponding changes, as specifically set forth below:

1. Section 25 of the Original Mortgage, as heretofore amended, is hereby amended by deleting the words “seventy per centum (70%)” from the first sentence thereof and substituting therefor the words “sixty-six and two-thirds per centum (66-2/3%)”;

2. Section 26 of the Original Mortgage, as heretofore amended, is hereby amended:

(a) by deleting the words “ten sevenths (10/7)” from the first paragraph thereof and substituting therefor the words “three-halves (3/2)”;

(b) by deleting the words “seventy per centum (70%)” from each of clause (c) and clause (d) of the fourth paragraph thereof and substituting therefor, in each case, the words “sixty-six and two-thirds per centum (66-2/3%)”;

(c) by deleting the words “seventy per centum (70%)” from the fifth paragraph thereof and substituting therefor the words “sixty-six and two-thirds per centum (66-2/3%)”; and

3. Section 59 of the Original Mortgage, as heretofore amended, is hereby amended:

(a) by deleting the words “ten sevenths (10/7)” from clause (c) of subdivision (4) of the first paragraph thereof and substituting therefor the words “three-halves (3/2)”;

(b) by deleting the words “seventy per centum (70%)” from the proviso to subdivision (4) of the first paragraph thereof and substituting therefor the words “sixty-six and two-thirds per centum (66-2/3%)”;

D-29

CONFORMED COPY

(c) by deleting the words “seventy per centum (70%)” from the second and third paragraphs thereof and substituting therefor, in each case, the words “sixty-six and two-thirds per centum (66-2/3%);

4. Section 61 of the Original Mortgage, as heretofore amended, is hereby amended:

(a) by deleting the words “ten sevenths (10/7)” from subdivision (2) of the first paragraph thereof and substituting therefor the words “three-halves (3/2)”;and

(b) by deleting the words “seventy per centum (70%)” from the second and third paragraphs thereof and substituting therefor, in each case, the words “sixty-six and two-thirds per centum (66-2/3%)”; and

5. Section 4 of the Original Mortgage, as heretofore amended, is hereby amended by inserting the words “three-halves (3/2) of” at the beginning of clause (b) in the third paragraph thereof;

D-30